UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

Not Applicable
(I.R.S. Employer
Identification Number)
 800 West El Camino Real, Suite 350
Mountain View, California 94040
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 458-2620

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Approval of Elastic N.V. 2022 Employee Stock Purchase Plan

On October 6, 2022, the shareholders of Elastic N.V. (“Elastic” or the “Company”) approved the Company’s 2022 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of the ESPP, which was previously adopted by the Company's board of directors (the “Board”) subject to approval by the Company's shareholders, is incorporated herein by reference to “Proposal No. 8—Approval of the Elastic N.V. 2022 Employee Stock Purchase Plan” contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 26, 2022 (the “2022 Proxy Statement”). A copy of the ESPP is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On October 6, 2022, the Company held an annual general meeting of shareholders (the “Annual Meeting”) at the Company’s offices at Keizersgracht 281, 1016 ED Amsterdam, The Netherlands.

As of the close of business on September 8, 2022, the record date for the Annual Meeting (the “Record Date”), there were 95,079,888 ordinary shares of Elastic issued and outstanding and entitled to vote at the Annual Meeting, which excludes 35,937 ordinary shares held in treasury and not entitled to vote. As of the Record Date, there were no preferred shares of Elastic issued and outstanding. At least one-third of the issued Elastic shares were present or represented at the Annual Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

(b) The certified results of the matters voted on at the Annual Meeting are set forth below.

Proposal No. 1 – Appointment of Sohaib Abbasi, Caryn Marooney, Chetan Puttagunta, and Steven Schuurman as non-executive directors. The appointment of Ms. Marooney will be for a term of one (1) year, ending at the close of the 2023 annual general meeting of shareholders. The appointment of Mr. Puttagunta will be for a term of two (2) years, ending at the close of the 2024 annual general meeting of shareholders. The appointment for each of Mr. Abbasi and Mr. Schuurman will be for a term of three (3) years, ending at the close of the 2025 annual general meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Sohaib Abbasi	70,640,913	3,673,601	35,523	8,820,745
Caryn Marooney	61,846,800	12,383,548	119,689	8,820,745
Chetan Puttagunta	61,155,339	13,165,634	29,064	8,820,745
Steven Schuurman	68,768,023	5,556,237	25,777	8,820,745

Sohaib Abbasi, Caryn Marooney, Chetan Puttagunta, and Steven Schuurman were appointed by the general meeting in accordance with the Articles of Association.

Proposal No. 2 – Adoption of the Company’s Dutch statutory annual accounts for the fiscal year ended April 30, 2022 (“Fiscal Year 2022”), which are prepared in accordance with International Financial Reporting Standards:

For	Against	Abstain	Broker Non-Votes
82,746,436	16,489	407,857	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 3 – Appointment of PricewaterhouseCoopers Accountants N.V. as the external auditor of our Dutch statutory annual accounts for the fiscal year ended April 30, 2023 (“Fiscal Year 2023”):

For	Against	Abstain	Broker Non-Votes
83,123,649	20,428	26,705	—

Proposal No. 4 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for Fiscal Year 2023:

For	Against	Abstain	Broker Non-Votes
83,126,037	20,523	24,222	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Grant of full discharge of the Company’s executive directors from their liability with respect to the performance of their duties as executive directors of the Company during Fiscal Year 2022:

For	Against	Abstain	Broker Non-Votes
73,620,129	290,825	439,083	8,820,745

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 6 – Grant of full discharge of the Company’s non-executive directors from their liability with respect to the performance of their duties as non-executive directors of the Company during Fiscal Year 2022:

For	Against	Abstain	Broker Non-Votes
73,624,727	283,521	441,789	8,820,745

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 7 – Authorization of the Board to repurchase shares in the capital of the Company:

For	Against	Abstain	Broker Non-Votes
82,883,125	54,725	232,932	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 8 – Approval of the ESPP:

For	Against	Abstain	Broker Non-Votes
73,644,758	601,276	104,003	8,820,745

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 9 – Non-binding advisory vote on the compensation of the Company's named executive officers as described in the 2022 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
61,694,292	12,525,490	130,255	8,820,745
The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
10.1	Elastic N.V. 2022 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2022

ELASTIC N.V.

By:	/s/ Janesh Moorjani
Name:	Janesh Moorjani
Title:	Chief Financial Officer and Chief Operating Officer